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                                                                EXHIBIT 10.3(26)

                             MASTER TRUST AGREEMENT
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                             MASTER TRUST AGREEMENT

         THIS MASTER TRUST AGREEMENT, made and entered into on this 22nd day of December, 1992, effective as of July 1, 1992, between A.H. BELO CORPORATION (hereinafter referred to as the "Corporation") and MELLON BANK, N.A. (hereinafter referred to as the "Master Trustee"),

                                  WITNESSETH:

         WHEREAS, the Corporation and certain of its subsidiaries and affiliates (hereinafter referred to singularly as a "Company" and collectively as the "Companies") have adopted employee benefit plans and may in the future adopt additional employee benefit plans meeting the requirements of section 401(a) of the Internal Revenue Code of 1986, as amended, and validly existing regulations thereunder (hereinafter referred to in their entirety as the "Code"), for the benefit of the employees therein described; and

         WHEREAS, the Corporation and the Master Trustee wish to establish a master trust, pursuant to which assets will be held to provide for the funding of and payment of benefits under such plans; and

         WHEREAS, the Corporation wishes to provide for the diversification of management of the assets of the master trust by providing for the appointment of various investment managers to manage separate portions of such assets; and
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         WHEREAS, the Companies adopting this Agreement and the Master Trustee wish to amend those trust agreements referred to in Exhibit A hereto so that this Agreement shall be deemed to supersede all such trust agreements and so that all the separate trusts established by those trust agreements shall be deemed consolidated into a single master trust, and further wish to adopt this Agreement and the master trust created hereby as the trust agreement and trust for those plans referred to in Exhibit B (in each case with separate accounting for the interests of each plan having assets in the master trust, as more completely described herein);

         NOW, THEREFORE, this Agreement shall be the superseding trust agreement to all trust agreements adopted by the Corporation, as referred to in Exhibit A to this Agreement, and the trusts established under such agreements shall be consolidated into a master trust created hereby; and further, that this Agreement and master trust shall also be the trust agreement and trust for those plans referred to in Exhibit B to this Agreement and such additional employee benefit plans as may be designated by the Corporation or authorized pursuant to Section 21 hereof (such plans are hereinafter referred to individually as the "Plan" and collectively as the "Plans"), provided that this Agreement shall be adopted only with respect to employee benefit plans intended to meet the requirements of section 401(a) of the Code:





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                                   SECTION 1

                                    General

1.1 Compliance With Law. The Trust hereinafter established is intended to comply with the Employee Retirement Income Security Act of 1974, as amended (hereinafter referred to as the "Act") and to be a "qualified trust" as such term is used in sections 401 and 501 of the Code.

1.2 Definition of Terms. The terms used herein shall have the meaning ascribed to them by the Act unless the context clearly indicates an intended different meaning.

                                   SECTION 2

                             Establishment of Trust

2.1 Establishment of Trust. The Corporation hereby establishes with the Master Trustee a trust consisting of such sums of money and such property acceptable to the Master Trustee as shall from time to time be paid or delivered to the Master Trustee.

2.2 Contributions to the Trust. The Master Trustee shall have no duty to determine or collect contributions under any Plan and shall be solely accountable for monies or properties actually received by it. The respective Companies shall have the sole duty and responsibility for the determination of the accuracy or sufficiency of the contributions to be made under any of their Plans, the transmittal of the same to the Master Trustee and compliance with any statute, regulation or rule applicable to contributions.

2.3 Prior Administration. The Master Trustee shall not have any duty to inquire into the administration of the Plans or actions taken under any of the Plans by any prior trustee.

2.4 The Fund. All monies and properties which become subject to this Agreement, all investments and reinvestments made therewith and proceeds thereof and all earnings and profits thereon, less the payments which at the time of reference shall have been made by the Master Trustee as authorized herein and any losses thereto, are referred to herein as the "Fund".

2.5 Fund to be Held in Trust. The Fund shall be held by the Master Trustee in trust and dealt with in accordance with the provisions of this Agreement and the Act.

2.6 Fund to be Held for Benefit of Plan Participants. Except as may be provided by law for the purpose of returning any of the Companies' contributions or in case any Plan of which this Trust forms a part provides for the return of company





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contributions in the event such Plan fails to initially qualify under the applicable provisions of the Code, at no time prior to the satisfaction of all liabilities for benefits under any Plan shall any part of the Fund be used for or diverted to purposes other than for the exclusive benefit of participants, former participants, or their beneficiaries under the Plans and for the payment of the reasonable expenses of the Plans.

2.7 Commingling. The Master Trustee may commingle the assets attributable to the Plans for which contributions are made under this Agreement if this Agreement is applicable to more than one Plan, and may commingle the Fund with funds of other trusts of similar nature created by the Companies for the exclusive benefit of their employees. Where commingling is effected with other trusts maintained by the Companies, the combined trust, to the extent that assets are attributable to contributions made under this Agreement, shall be the Fund referred to herein. The Master Trustee shall maintain such records as are necessary in order to maintain a separation of the Fund from the funds of the other trusts maintained by the Companies and to separate the assets attributable to each of the Plans for which contributions are made under this Agreement. The Companies shall be responsible for causing sufficient records to be maintained to insure that benefits and liabilities payable with respect to each Plan shall be paid from the assets allocable to each such Plan. Should separation be required, either of the Fund from other trusts maintained by the Companies or of any Plan for which contributions are made under this Agreement from the Fund, the Master Trustee shall make such separation in accordance with generally accepted accounting principles and, where applicable, upon the certification of an Enrolled Actuary.

                                   SECTION 3

                           Administration of the Plan

3.1 Administrator. The Plans shall be administered by the person or persons, board, committee or other entity designated by the terms of the Plans to administer the Plans or, in the absence of such designation, the Plans shall be administered by the respective Companies (hereinafter referred to as the "Administrator") and each of such Administrators shall have the sole fiduciary duty as to such plan administration and the Master Trustee shall not be responsible in any respect for such administration.

3.2 Notice of Identity. The Corporation will furnish the Master Trustee from time to time with certified copies of resolutions of its Board of Directors evidencing the appointment, identity and termination of office of any persons acting as or constituting the members of any entity acting as Administrator with respect to any right, power or duty





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specified in this Agreement. The Corporation will notify the Trustee from time to time in writing as to the rights, powers and duties of each such person or entity and, in the absence of any of the above notices, the Master Trustee shall rely solely upon the Corporation.

3.3 Master Trustee's Right to Act. The Master Trustee shall be entitled to deal with any person or entity identified by the Corporation as an Administrator until notified otherwise by the Corporation, in writing.

3.4 Indemnity. The Corporation shall fully indemnify and save harmless the Master Trustee from liability and expense incident to any act or failure to act by reason of the Master Trustee's reliance upon or compliance with instructions issued by the Administrator or the Corporation.

                                   SECTION 4

                           Disbursement from the Fund

4.1 Disbursements by Master Trustee. The Master Trustee shall make such payments out of the Fund as each Administrator may from time to time in writing direct. In the discretion of each Administrator, such payments may be made directly to the person specified by that Administrator or deposited in a checking account maintained by that Administrator for the purpose of making payments to the person, or persons entitled to such payments under the Plans, or to an account maintained by some other entity which that Administrator may designate to make payments.

4.2 Monies Held by Administrator or Other Entity. To the extent monies are held in accounts designated by an Administrator or by some other entity, such Administrator or other entity shall hold such monies in trust in such a manner that the same shall be secure from the claims of all creditors of the Companies, that Administrator, any participant or beneficiary covered by the Plans.

4.3 Direction to the Master Trustee. Any direction given to the Master Trustee in accordance with this Section need not specify the specific application of the payment to be made, but shall specify that the payment is for the purposes of the Plans or the payment of Plans' expenses.

                                   SECTION 5

                   Allocation of Investment Responsibilities

5.1 The Named Fiduciary. (a) The Magemement Committee of the Corporation shall have the power to manage and control the assets of all Plans to the extent of its authority set forth





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herein (hereinafter referred to as the "Named Fiduciary"). The Corporation will appoint the Named Fiduciary and will furnish the Master Trustee from time to time with certified copies of resolutions of its Board of Directors evidencing the appointment, identity and termination of office of any persons acting as or constituting the members of the Named Fiduciary. In addition to its other powers set forth herein, the Named Fiduciary shall have the power and responsibility to appoint and remove one or more investment managers to manage such portions of the Fund as the Named Fiduciary shall designate to the Master Trustee (such investment managers are hereinafter referred to singularly as an "Investment Manager" and collectively as the "Investment Managers"). Each such Investment Manager shall be: (1) registered as an investment adviser under the Investment Advisers Act of 1940; (2) a bank, as defined in that Act; or (3) an insurance company qualified to perform investment services under the laws of more than one State and shall accept its appointment and acknowledge in writing to the Master Trustee and Named Fiduciary that it is a fiduciary with respect to the Plans' assets under its management.

(b) In addition to its other powers and responsibilities set forth herein, the Named Fiduciary shall have the power:

         (i)     to manage and control the assets of the Plans;

         (ii) to deliver written investment policies, objectives and guidelines to the Master Trustee and to Investment Managers from time to time; and

         (iii) to designate a person to inspect and audit the accounts, books and records of the Master Trustee relating to all investments, receipts, disbursements and other transactions under the Master Trust Agreement.

5.2 Investment by the Named Fiduciary. (a) To the extent that the Named Fiduciary exercises the power to manage and control Plans' assets held as part of the Fund, the Master Trustee, as to those assets, shall be released and relieved of all investment duties, responsibilities and liabilities normally or statutorily incident to a trustee and thereafter shall act in the capacity of custodian of such assets. The Master Trustee shall separate into a separate account those assets as to which the Named Fiduciary has discretion and control. The Master Trustee shall take no action with respect to the duties or powers to be exercised by the Named Fiduciary under Section 6 or Section 7 without receipt of written directions from the Named Fiduciary. Unless specifically prohibited in writing, the Master Trustee, as custodian, may hold the assets of such separate account in the name of a nominee or nominees.





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(b)      Should the Named Fiduciary at any time elect to place security transactions directly with a broker or dealer, the Master Trustee shall not recognize such transaction unless and until it has received instructions or confirmation of such fact from the Named Fiduciary. Should the Named Fiduciary direct the Master Trustee to utilize the services of any person with regard to the assets under its management or control, such instructions shall be in writing and shall specifically set forth the actions to be taken by the Master Trustee as to such services.

(c) In the event that the Named Fiduciary places security transactions directly or directs the utilization of a service, the Named Fiduciary shall be solely responsible for the acts of such persons. The sole duty of the Master Trustee as to such transactions shall be incident to its duties as custodian.

5.3 Investment Managers. (a) It is contemplated that the Named Fiduciary will from time to time appoint one or more Investment Managers to manage specified portions of the Fund. Upon the appointment of each Investment Manager, the Named Fiduciary shall so notify the Master Trustee and instruct the Master Trustee in writing to separate into a separate account those assets as to which each Investment Manager has discretion and control. The Investment Manager shall designate in writing the person or persons who are to represent any such Investment Manager in dealings with the Master Trustee. Upon the separation of the assets in accordance with the instructions of the Named Fiduciary, the Master Trustee shall thereupon be relieved and released of all investment duties, responsibilities and liabilities normally and statutorily incident to a trustee as to such separate account, and, as to such separate account, the Master Trustee shall act as custodian. Except as otherwise provided by the Named Fiduciary in writing from time to time, the Master Trustee shall take no action with respect to the duties or powers allocated to an Investment Manager in Section 6 or Section 7 without receipt of written directions of the Investment Manager. Unless specifically prohibited in writing, the Master Trustee, as custodian, may hold the assets of such separate account in the name of a nominee or nominees.

(b) Should an Investment Manager at any time elect to place security transactions directly with a broker or dealer, the Master Trustee shall not recognize such transaction unless and until it has received instructions or confirmation of such fact from the Investment Manager. Should the Investment Manager direct the Master Trustee to utilize the services of any person with regard to the assets under its management or control, such instructions shall be in writing and shall specifically set forth the actions to be taken by the Master Trustee as to such services.





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(c)      In the event that an Investment Manager places security transactions directly or directs the utilization of a service, the Investment Manager shall be solely responsible for the acts of such persons. The sole duty of the Master Trustee as to such transactions shall be incident to its duties as custodian.

5.4 Transfer of Assets to Investment Managers. (a) Upon receipt of written directions by the Named Fiduciary, the Master Trustee shall (i) transfer and deliver such part of the assets of the Fund as may be specified in such writing to any Investment Manager so appointed, and (ii) accept the transfer back to it of any such assets at any time held by an Investment Manager, provided that the Named Fiduciary may only direct such transfers as are in conformity with the provisions of the Plans, this Agreement, and Act, and sections 401(a) and 501(a) of the Code. Any such written direction shall constitute a certification to the Master Trustee by the Named Fiduciary that the transfer so directed is one which the Named Fiduciary is authorized to direct and is in conformity with the aforesaid provisions.

(b) If any assets are so transferred to the custody of an Investment Manager, such Investment Manager shall undertake and be responsible for all the custodial duties therefor, and such assets shall remain for all purposes a part of the Fund and the Trust, and as such, subject to all the terms and provisions of this Agreement. Any Investment Manager receiving such assets may invest any part or all of such assets in units of any collective, common or pooled trust fund operated or maintained by a bank or trust company, including the Investment Manager or any affiliate of the Investment Manager, exclusively for the commingling and collective investment of monies or other assets held under or as part of a plan which is established in conformity with and qualifies under section 401(a) of the Code. Notwithstanding the provisions of this Agreement which place restrictions upon the actions of the Master Trustee, or the Investment Manager, to the extent monies or other assets are utilized to acquire units of any collective trust, the terms of the collective trust indenture shall solely govern the investment duties, responsibilities and powers of the trustee of such collective trust, and to the extent required by law, such terms, responsibilities and powers shall be incorporated herein by reference and shall be part of this Agreement. For the purposes of valuation of any interest under the Plans of which this trust forms a part, the value of the interest maintained by the Fund in such collective trust shall be the fair market value of the collective fund units held determined in accordance with generally recognized valuation procedures.

(c) The Master Trustee shall have no duty or responsibility as to the safekeeping of such assets or as to the investment and reinvestment of the same, except that the Master Trustee shall





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require such statements and reports from such Investment Manager as may be necessary to enable the Master Trustee and the individual, committee, or committees individually or collectively responsible for benefit administration and identified to the Trustee by the Corporation ("Administrative Committee") to carry out their recordkeeping and reporting duties under this Agreement. The Master Trustee shall enter into and execute such agreements, receipts and releases as shall be required to carry out the directions of the Named Fiduciary with respect to the transfer of any assets of the Fund to or from an Investment Manager in accordance with this Section 5.3.

5.5 The Master Trustee. To the extent that assets of the Fund have not been allocated under Section 5.2 to the investment control of an Investment Manager, and subject to investment policies, objectives and guidelines communicated to the Master Trustee by the Named Fiduciary as contemplated by
Section 5.1, the Master Trustee shall from time to time invest and reinvest the Fund and keep it invested in accordance with such policies, objectives and guidelines.

                                  SECTION 6

                            Investment of the Fund

6.1 Standard of Care. The Master Trustee, each Investment Manager and the Named Fiduciary shall discharge their respective investment duties as provided under Sections 5 and 6 hereof with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims and by diversifying the investments held hereunder consistent with investment policies, objectives and guidelines so as to minimize the risk of large losses, unless under the circumstances it would be clearly not prudent to diversify.

6.2 Waiver of Investment Restrictions. Such investment and reinvestment shall not be restricted to securities or property of the character authorized for investments by trustees or investment managers under any statute or other laws of any state, district or territory.

6.3 Grant of Investment Powers. In addition to any power granted to trustees or investment managers under any statute or other laws, such laws and statutes if necessary being incorporated herein by reference, the Master Trustee's, each Investment Manager's and the Named Fiduciary's investment powers may, unless restricted in writing by the Named Fiduciary, include, but shall not be limited to, investment in the following:





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(a)      domestic or foreign common and preferred stocks and options thereon, as well as warrants, rights and preferred stocks convertible into common stock, regardless of where or how traded;

(b) corporate bonds and debentures and any such securities which are convertible into common stock, domestic or foreign;

(c) bonds or other obligations of the United States of America or any foreign nation, and any agencies thereof, or any bonds or other obligations which are directly or indirectly guaranteed by the United States or any foreign nation, or any agency thereof;

(d) obligations of the states and of municipalities or of any agencies thereof;

(e)      notes of any nature, of foreign or domestic issuers;

(f) mortgages and real estate, wherever situate and whether developed or undeveloped, including sales and leasebacks, interests or participations in real estate investment trusts or corporations organized under Section 501(c)(2) or 501(c)(25) of the Code and non-income producing properties. Notwithstanding any other provision of this Agreement, including, without limitation, any specific or general power granted to the Master Trustee, the Master Trustee shall have no responsibility or discretion with respect to the ownership, management, administration, operation or control of any real estate properties, mortgages, leases or other interests now or hereafter held in the Fund, including without limitation responsibility for or in connection with any of the following conditions which now exist or may hereafter be found to exist in, under, about or in connection with any real estate held in the Fund or any interest in any trust, partnership or corporation: (i) any violation of any applicable environmental or health or safety law, ordinance, regulation or ruling; or (ii) the presence, use, generation, storage, release, threatened release, or containment, treatment or disposal of any petroleum, including crude oil or any fraction thereof, hazardous substances, pollutants or contaminants as defined in the Comprehensive Environmental Response Compensation and Liability Act, as amended (CERCLA) or hazardous, toxic or dangerous substances or materials as any of these terms may be defined under any federal or state law in the broadest sense from time to time. Notwithstanding anything to the contrary herein or elsewhere set forth, to the extent permitted by law, the Master Trustee shall be indemnified by the Corporation, to the extent not paid by the Fund, from and against any and all claims, demands, suits, liabilities, losses, damages, costs and expenses (including reasonable attorneys' fees and expenses) arising from or in connection with any matter relating to conditions in subsections (i) or (ii). This paragraph shall





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survive the sale or other disposition of any real estate investment of the Fund and/or the merger or termination of this Master Trust or appointment of a successor master trustee;

(g) savings accounts, certificates of deposit and other types of time deposits, bearing a reasonable rate of interest based upon the duration, amount, type and geographical area, with any financial institution or quasi-financial institution or any department of the same, either domestic or foreign, under the supervision of the United States or any State, including any such financial institution owned, operated or maintained by the Master Trustee in its corporate or Association capacity (including any department or division of the same) or a corporation or association affiliated with the same;

(h)      leaseholds of any duration;

(i) mineral and other natural resources, including, but not limited to, oil, gas, timber and coal, and any participation therein in any form, including but not limited to, royalties, ownership, drilling and exploration;

(j) any collective or common trust fund or composite security owned, operated and maintained by the Master Trustee, including, but not limited to, demand notes, short-term notes and cash equivalent funds;

(k) any collective, common or pooled trust fund operated or maintained exclusively for the commingling and collective investment of monies or other assets including any such fund operated or maintained by the Master Trustee. Notwithstanding the provisions of this Agreement which place restrictions upon the actions of the Master Trustee or an Investment Manager, to the extent monies or other assets are utilized to acquire units of any collective trust, the terms of the collective trust indenture shall solely govern the investment duties, responsibilities and powers of the trustee of such collective trust and, to the extent required by law, such terms, responsibilities and powers shall be incorporated herein by reference and shall be part of this Agreement. For purposes of valuation, the value of the interest maintained by the Fund in such collective trust shall be the fair market value of the collective fund units held, determined in accordance with generally recognized valuation procedures. The Corporation expressly understands and agrees that any such collective fund may provide for the lending of its securities by the collective fund trustee and that such collective fund's trustee will receive compensation from such collective fund for the lending of securities that is separate from any compensation of the Master Trustee hereunder, or any compensation of the collective fund trustee for the management of such collective fund;





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(l)      open-end and closed-end investment companies, regardless of the purposes for which such fund or funds were created, and any partnership, limited or unlimited, joint venture and other forms of joint enterprise created for any lawful purpose;

(m) individual or group insurance policies and contracts including, but not limited to, life insurance, annuity (fixed or variable) and investment policies and contracts, but only if directed by an Administrator or the Named Fiduciary, as appropriate, to purchase or retain such policies and contracts;

6.4 Maintenance of Cash Balances. The Master Trustee shall keep such portion of the Fund in cash or cash balances as may be specified from time to time in a written request from an Administrator or as required by the Named Fiduciary to meet contemplated payments from the Fund. The Master Trustee shall invest such cash balances and any other portions of the Fund which may be in cash or cash balances in accordance with such investment policies, objectives and guidelines as may be communicated to the Master Trustee from time to time by the Named Fiduciary pursuant to Section 5.1. The Master Trustee shall not be liable for interest on any reasonable cash balances so maintained.

                                   SECTION 7

                         Powers of the Master Trustee,
                  Investment Managers and the Named Fiduciary

7.1 General Powers. The Master Trustee shall have and exercise the following powers and authority in the administration of the Fund only on the direction of an Investment Manager and the Named Fiduciary where such powers and authority relate to a separate account established for an Investment Manager or the Named Fiduciary, and in its sole discretion where such powers and authority relate to investments made by the Master Trustee in accordance with Section 5.4:

(a) to purchase, receive or subscribe for any securities or other property and to retain in trust such securities or other property;

(b) to sell, exchange, convey, transfer, lend, or otherwise dispose of any property held in the Fund and to make any sale by private contract or public auction; and no person dealing with the Master Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

(c) to vote in person or by proxy any stocks, bonds or other securities held in the Fund;





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(d)      to exercise any rights appurtenant to any such stocks, bonds or other securities for the conversion thereof into other stocks, bonds or securities, or to exercise rights or options to subscribe for or purchase additional stocks, bonds or other securities, and to make any and all necessary payments with respect to any such conversion or exercise, as well as to write options with respect to such stocks and to enter into any transactions in other forms of options with respect to any options which the Fund has outstanding at any time;

(e) to join in, dissent from or oppose the reorganization, recapitalization, consolidation, sale or merger of corporations or properties of which the Fund may hold stocks, bonds or other securities or in which it may be interested, upon such terms and conditions as deemed wise, to pay any expenses, assessments or subscriptions in connection therewith, and to accept any securities or property, whether or not trustees would be authorized to invest in such securities or property, which may be issued upon any such reorganization, recapitalization, consolidation, sale or merger and thereafter to hold the same, without any duty to sell;

(f) to manage, administer, operate or lease for any number of years, regardless of any restrictions on leases made by fiduciaries, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by it, all upon such terms and conditions as may be deemed advisable, to renew or extend or participate in the renewal or extension of any mortgage upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest on any mortgage or any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto in any manner and to any extent that may be deemed advisable for the protection of the Fund or the preservation of the value of the investment; to waive any default, whether in the performance of any guarantee, or to enforce any default in such manner and to such extent as may be deemed advisable; to exercise and enforce any and all rights of foreclosure, to bid on the property in foreclosure, to take a deed in lieu of foreclosure, with or without paying a consideration therefor, and in connection therewith to release the obligation on the bonds or notes secured by such mortgage and to exercise and enforce in any action, suit or proceeding at law or in equity any right or remedy in respect to any such mortgage or guarantee;

(g) to explore for and to develop mineral interests and other natural resources and to acquire land, either by lease or purchase, for such purpose, and to enter into any type of contract or agreement incident thereto, and to sell any product produced by reason of or resulting from such development or exploration to any person or persons on such terms and





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conditions as the Master Trustee, Investment Manager or Named Fiduciary deems advisable, and to enter into agreements and contracts for transportation of the same;

(h) to insure, according to customary standards, any property held in the Fund for any amount and to pay any premiums required for such coverage;

(i) to purchase or otherwise acquire and make payment therefor from the Fund any bond or other form of guarantee or surety required by any authority having jurisdiction over this Trust and its operation, or believed by the Master Trustee, Investment Manager or Named Fiduciary to be in the best interests of the Fund, except the Master Trustee, Investment Manager or Named Fiduciary may not obtain any insurance whose premium obligation extends to the Fund which would protect the Master Trustee, Investment Manager or Named Fiduciary against its liability for breach of fiduciary duty;

(j) to enter into any type of contract with any insurance company or companies, either for the purposes of investment or otherwise; provided that no insurance company dealing with the Master Trustee shall be considered to be a party to this Agreement and shall only be bound by and held accountable to the extent of its contract with the Master Trustee. Except as otherwise provided by any contract, the insurance company need only look to the Master Trustee with regard to any instructions issued and shall make disbursements or payments to any person, including the Master Trustee, as shall be directed by the Master Trustee. Where applicable, the Master Trustee shall be the sole owner of any and all insurance policies or contracts issued. Such contracts or policies, unless otherwise determined, shall be held as an asset of the Fund for safekeeping or custodian purposes only;

(k) to lend the assets of the Fund upon such terms and conditions as are deemed appropriate in the sole discretion of the Master Trustee and, specifically, to loan any securities to brokers, dealers or banks upon such terms, and secured in such manner, as may be determined by the Master Trustee, to permit the loaned securities to be transferred into the name of the borrower or others and to permit the borrower to exercise such rights of ownership over the loaned securities as may be required under the terms of any such loan; provided, that, with respect to the lending of securities pursuant to this paragraph, the Master Trustee's powers shall subsume the role of custodian (the expressed intent hereunder being that the Corporation, in such case, be deemed a financial institution, within the meaning of section 101(21) of the Bankruptcy Code); and provided, further, that any loans made from the Fund shall be made in conformity with such laws or regulations governing such lending activities which may have been promulgated by any appropriate regulatory body at the time of such loan;





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
(l) to purchase, enter, sell, hold, and generally deal in any manner in and with contracts for the immediate or future delivery of financial instruments of any issuer or of any other property; to grant, purchase, sell, exercise, permit to expire, permit to be held in escrow, and otherwise to acquire, dispose of, hold and generally deal in any manner with and in all forms of options in any combination.

7.2 Specific Powers of the Master Trustee. The Master Trustee shall have the following powers and authority, to be exercised in its sole discretion with respect to the Fund:

(a) to appoint agents, custodians, depositories or counsel, domestic or foreign, as to part or all of the Fund and functions incident thereto where, in the sole discretion of the Master Trustee, such delegation is necessary in order to facilitate the operations of the Fund and such delegation is not inconsistent with the purposes of the Fund or in contravention of any applicable law. To the extent that the appointment of any such person or entity may be deemed to be the appointment of a fiduciary, the Master Trustee may exercise the powers granted hereby to appoint as such a fiduciary any person or entity, including but not limited to, the Named Fiduciary or any Company, notwithstanding the fact that such person or entity is then considered a fiduciary, a party in interest or a disqualified person. Upon such delegation, the Master Trustee may require such reports, bonds or written agreements as it deems necessary to properly monitor the actions of its delegate.

(b) to cause any investment, either in whole or in part, in the Fund to be registered in, or transferred into, the Master Trustee's name or the names of a nominee or nominees, including but not limited to that of the Master Trustee, a clearing corporation, or a depository, or in book entry form, or to retain any such investment unregistered or in a form permitting transfer by delivery, provided that the books and records of the Master Trustee shall at all times show that such investments are a part of the Fund; and to cause any such investment, or the evidence thereof, to be held by the Master Trustee, in a depository, in a clearing corporation, in book entry form, or by any other entity or in any other manner permitted by law;

(c) to make, execute and deliver, as trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or desirable for the accomplishment of any of the foregoing powers;

(d) to defend against or participate in any legal actions involving the Fund or the Master Trustee in its capacity stated herein, in the manner and to the extent it deems advisable, the costs of any such defense or participation to be borne by the

Fund, unless paid by the Corporation in accordance with Section 10; provided however, the Master Trustee shall notify the Named Fiduciary and the Corporation of all such actions and the Corporation may, in its sole discretion, determine against the incurrence of any such legal fees and expenses which may be incurred beyond those necessary to protect the Fund against default or immediate loss and may participate in the selection of and instructions to legal counsel;

(e) to form corporations and to create trusts, to hold title to any security or other property, to enter into agreements creating partnerships or joint ventures for any purpose or purposes determined by the Master Trustee to be in the best interests of the Fund;

(f) to establish and maintain such separate accounts in accordance with the instructions of an Administrator or the Named Fiduciary as an Administrator or the Named Fiduciary deems necessary for the proper administration of the Plans, or as determined to be necessary by the Master Trustee. Such accounts shall be subject to the general terms of this Agreement, unless the Master Trustee is notified of a contrary intent by an Administrator or the Named Fiduciary in writing;

(g) to generally take all action, whether or not expressly authorized, which the Master Trustee may deem necessary or desirable for the protection of the Fund.

7.3 Maintenance of Indicia of Ownership. The Master Trustee shall not maintain indicia of ownership of any asset of the Fund held by it outside the jurisdiction of the District Courts of the United States unless such holding is approved through ruling or regulation promulgated under the Act by the Secretary of Labor.

7.4 Third Party Transactions. In addition, and not by way of limitation, the Master Trustee shall have any and all powers and duties concerning the investment, retention or sale of property held in trust as if it were absolute owner of the property, and no restrictions with regard to the property so held shall be implied, warranted or sustained by reason of this Agreement; provided, however, at no time shall the exercise of such powers and duties establish any evidence which would permit a third party to assert a right, title or interest superior to that of the Plans in the property held in the Fund.

                                   SECTION 8

                              Discretionary Powers

8.1 Master Trustee Granted Discretion. The Master Trustee is hereby granted any and all discretionary powers not explicitly or implicitly conferred by this Agreement which it may deem necessary or proper for the protection of the property held hereunder.

                                   SECTION 9

                            Prohibited Transactions

9.1 Transactions which are Prohibited. Notwithstanding any provision of this Agreement, either appearing before or after this Section, the Master Trustee shall not engage in or cause the Trust to engage in any transaction if it knows or should know, that such transaction constitutes a direct or indirect prohibited transaction, as defined in section 406 of the Act or section 4975 of the Code.

9.2 Provision of Ancillary Services by Master Trustee. Notwithstanding the foregoing, the Master Trustee may, in addition to the services rendered in conjunction with its duties and responsibilities as Master Trustee under the terms of this Agreement, provide such ancillary services as meet the following standards:

(a) there have been adopted by the Master Trustee internal safeguards which assure that such ancillary services are consistent with sound banking and financial practices as determined by the appropriate banking authority;

(b) the ancillary services are provided in accordance with guidelines which are intended to meet the standards established by the appropriate banking authority;

(c) the compensation received by the Master Trustee for such services is reasonable and established in an arm's-length manner.

                                   SECTION 10

                        Expenses, Compensation and Taxes

10.1 Compensation and Expenses of the Master Trustee. The Master Trustee shall be entitled to such reasonable compensation for services rendered by it in accordance with the schedule of compensation as agreed upon by the Corporation and the Master Trustee from time to time, together with all reasonable expenses incurred by the Master Trustee as a result of the execution of its duties hereunder, including, but not limited to, legal and accounting expenses, expenses incurred as a result of disbursements and payments made by the Master Trustee, and reasonable compensation for agents, counsel or other services rendered to the Master Trustee by third parties and expenses incident thereto.

10.2 Payment from the Fund. All compensation, expenses, taxes and assessments in respect of the Fund, to the extent that they are not paid by the Corporation, shall constitute a charge upon the Fund and be paid by the Master Trustee from the Fund upon written notice from the Corporation.

10.3 Payment of Taxes. The Master Trustee shall notify the Corporation upon receipt of notice with regard to any proposed tax deficiencies or any tax assessments which it receives on any income or property in the Fund and, unless notified to the contrary by the Corporation within thirty (30) days, shall pay any such assessments. If the Corporation notifies the Master Trustee within said period that, in its opinion or the opinion of counsel, such assessments are invalid or that they should be contested, then the Master Trustee shall take whatever action is indicated in the notice received from the Corporation or counsel, including contesting the assessment or litigating any claims.

                                   SECTION 11

                    Accounts, Books and Records of the Fund

11.1 Recordkeeping Duty of Master Trustee. The Master Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by any person designated by the Corporation.

11.2 Periodic Reports. In addition, within one hundred twenty (120) days following the close of each fiscal year of the Fund, or following the close of such other period as may be agreed upon between the Master Trustee and the Corporation, and within one hundred twenty (120) days, or such other agreed upon period, unless such period be waived, after the removal or resignation of the Master Trustee as provided for in this Agreement, the Master Trustee shall file with the Administrator, Named Fiduciary and/or the Corporation a certified written report setting forth all investments, receipts and disbursements, and other transactions effected during the fiscal year or other annual period or during the period from the close of the preceding fiscal year or other preceding period to the date of such removal or resignation, including a description of all securities and investment purchases and sales with the cost or net proceeds of such purchases or sales and showing all cash, securities and other property held at the close of such fiscal year or other period, valued currently, and such other information as may be required of the Master Trustee under any applicable law.

11.3 Additional Accounting. Except as provided below, neither the Administrator, Named Fiduciary nor the Corporation shall have the right to demand or be entitled to any further accounting different from the normal accounting rendered by the Master Trustee. Further, no participant, beneficiary or any other person shall have the right to demand or be entitled to any accounting by the Master Trustee, other than those to which they may be entitled under the law. The Administrator, Named Fiduciary or the Corporation shall have the right to inspect the Master Trustee's books and records relating to the Fund during normal business hours or to designate an accountant to make such inspection, study, and/or audit with all expenses related thereto to be paid by the Corporation.

11.4 Judicial Determination of Accounts. Nothing contained herein will be construed or interpreted to deny the Master Trustee or the Corporation the right to have the Master Trustee's account judicially determined.

11.5 Limitation of Actions. Notwithstanding any other provision of the Plans or this Agreement, the Master Trustee shall not be subject to any liability for any act or omission, regardless of its nature, unless an action has been commenced against the Master Trustee with respect to such act or omission within the period set forth in Section 413 of the Act.

11.6 Filings by Administrators. For the purposes of this Section, the Master Trustee shall conclusively presume that the Administrators have made all Federal filings as of the date required. Should the Master Trustee incur any liability by reason of an Administrator's failure to timely file, the Corporation shall fully reimburse the Master Trustee for any and all obligations, including penalties, interest or expenses, so incurred by the Master Trustee.

11.7 Determination of Fair Market Value. The Master Trustee shall determine the fair market value of the Fund monthly and annually based upon generally accepted accounting principles applicable to trusts of a same or similar nature to the one created herein.

11.8 Retention of Records. All records and accounts maintained by the Master Trustee with respect to the Fund shall be preserved for such period as may be required under any applicable law. Upon the expiration of any such required retention period, the Master Trustee shall have the right to destroy such records and accounts after first notifying the Corporation in writing of its intention and transferring to the Corporation any records and accounts requested. The Master Trustee shall have the right to preserve all records and accounts in original form, or on microfilm, magnetic tape, or any other similar process.

                                   SECTION 12

                       Fiduciary Duties of Master Trustee

12.1 Acknowledgment of Fiduciary Duty. The Master Trustee acknowledges that it assumes the fiduciary duties established by this Agreement.

12.2 Judicial Determination. The Master Trustee shall not, however, be liable for any loss to or diminution of the Fund except to the extent that any such loss or diminution results from act or inaction on the part of the Master Trustee which judicially determined to be a breach of its fiduciary duties.

                                   SECTION 13

                            Resignation and Removal

13.1 Power to Resign or Remove. The Master Trustee may be removed with respect to all, or a part of, the Fund by the Corporation, upon written notice to the Master Trustee to that effect. The Master Trustee may resign as Master Trustee hereunder, upon written notice to that effect delivered to the Corporation.

13.2 Notice. Such removal or resignation shall become effective as of the last day of the month which coincides with or next follows the expiration of sixty (60) days from the date of the delivery of such written notice, unless an earlier or later date is agreed upon in writing by the Corporation and the Master Trustee.

13.3 Successor Appointment. In the event of such removal or resignation, a successor master trustee, or a separate trustee or trustees, shall be appointed by the Corporation to become master trustee, or a separate trustee or trustees, as of the time such removal or resignation becomes effective. Such successor master trustee, or separate trustee or trustees, shall accept such appointment by an instrument in writing delivered to the Corporation and the Master Trustee and upon becoming successor master trustee, or separate trustee or trustees, shall be vested with all the rights, powers, duties, privileges and immunities as successor master trustee, or separate trustee or trustees, hereunder as if originally designated as master trustee, or separate trustee or trustees, in this Agreement.

13.4 Transfer of Fund to Successor. Upon such appointment and acceptance, the retiring Master Trustee shall endorse, transfer, assign, convey and deliver to the successor Master Trustee, or separate trustee or trustees, all of the funds, securities and other property then held by it in the Fund, except such amount as may be reasonable and necessary to cover its compensation and expenses as may be agreed to by the Corporation in connection with the settlement of its accounts and the delivery of the Fund to the successor master trustee, or separate trustee or trustees, and the balance remaining of any amount so reserved shall be transferred and paid over to the successor master trustee, or separate trustee or trustees, promptly upon settlement of its accounts, subject to the right of the retiring Master Trustee to retain any property deemed unsuitable by it for transfer until such time as transfer can be made.

13.5 Retention of Nontransferable Assets. If the retiring Master Trustee holds any property unsuitable for transfer, it shall retain such property, and as to such property alone it shall be a co-trustee with the successor master trustee, or separate trustee or trustees, its duties and obligations being solely limited to any such property, and it shall not have fiduciary duties of any nature as to assets transferred. Should the successor master trustee, or separate trustee or trustees, accept fiduciary responsibility as to such property, the Master Trustee shall retain only custodian duties as to such property.

13.6 Accounting. In the event of the removal or resignation of the Master Trustee hereunder, the Master Trustee shall file with the Corporation a statement and report of its accounts and proceedings covering the period from its last annual statement and report, and its liability and accountability to anyone with respect to the propriety of its acts and transactions shown in such written statement and report shall be governed by the terms of this Agreement.

                                   SECTION 14

                          Actions by the Corporation,
                       Administrators or Named Fiduciary

14.1 Action by Corporation. Any action by the Corporation pursuant to this Agreement shall be evidenced or empowered in writing to the Master Trustee, and the Master Trustee shall be entitled to rely on such writing.

14.2 Action by Administrators or Named Fiduciary. Any action by any person or entity duly empowered to act on behalf of an Administrator or the Named Fiduciary with respect to any rights, powers or duties specified in this Agreement shall be in writing, signed by such person or by the person designated by an Administrator or the Named Fiduciary and the Master Trustee shall act and shall be fully protected in acting in accordance with such writing.

                                   SECTION 15

                            Amendment or Termination

15.1 Amendment or Termination. The Corporation shall have the right at any time and from time to time by appropriate action:

(a) to modify or amend in whole or in part any or all of the provisions of this Agreement upon sixty (60) days' prior notice in writing to the Master Trustee, unless the Master Trustee agrees to waive such notice; provided, however, that no modification or amendment which affects the rights, duties or responsibilities of the Master Trustee may be made without the Master Trustee's consent, or

(b) to terminate this Agreement upon sixty (60) days' prior notice in writing delivered to the Master Trustee;

provided, further, that no termination, modification or amendment shall permit any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of such participants, former participants and their beneficiaries, except for the return of Company contributions which are allowed by law and permitted under a Plan.

15.2 PBGC Approval. Should this Trust form a part of a Plan subject to the jurisdiction of the Pension Benefit Guaranty Corporation as provided in the Act, and should the Corporation notify the Master Trustee of the termination of a Plan, the Master Trustee shall take no action as to the termination of this Trust with respect to such Plan, until it has received notice from the Named Fiduciary or the Corporation that such termination has been approved by the Pension Benefit Guaranty Corporation. Thereafter and in the event that this Trust does not form a part of a Plan subject to the jurisdiction of the Pension Benefit Guaranty Corporation, the Master Trustee shall distribute all cash, securities and other property then constituting the Fund, less any amounts constituting charges and expenses payable from the Fund, on the date or dates specified by the Administrator of such Plan to such persons and in such manner as the Administrator shall direct. In making such distributions, the Master Trustee shall be entitled to assume that such distributions are in full compliance with and are not in violation of any applicable law regulating the termination of retirement plans such as the Plan and the Master Trustee may require the Corporation or the Administrator to furnish it with evidence that such distributions do not violate any such applicable law. The Corporation assumes all liability of any kind whatsoever arising from any distribution made by the Master Trustee at the direction of the Administrator as a result of the termination of this Agreement and shall indemnify and save the Master Trustee harmless from any attempt to impose any liability on the Master Trustee with respect to any such distribution.

15.3 Retention of Nontransferable Property. The Master Trustee reserves the right to retain such property as is not, in the sole discretion of the Master Trustee, suitable for distribution at the time of termination of this Agreement and shall hold such property as custodian for those persons or other entities entitled to such property until such time as the Master Trustee is able to make distribution. The Master Trustee's duties and obligations with respect to any property held in accordance with the above shall be purely custodial in nature and the Master Trustee shall only be obligated to see to the safekeeping of such property and make a reasonable effort to prevent deterioration or waste of such property prior to its distribution. Upon complete distribution of all property constituting the Fund, this Agreement shall be deemed terminated.

15.4 Termination in the Absence of Directions from the Administrator. In the event no direction is provided by the Named Fiduciary with respect to the distribution of a Plan's portion of the Fund upon termination of this Agreement, the Master Trustee shall obtain a copy of the Plan and make such distributions as are specified by the Plan after notice to the Corporation. In the event the Plan is silent as to the distributions to be made upon termination of the Plan or the terms of the Plan are inconsistent with the then applicable law or the Master Trustee cannot obtain a copy of the most recent Plan, the Master Trustee shall distribute the Fund to participants and their beneficiaries under the Plan in an equitable manner that will not adversely affect the qualified status of the Plan under section 401(a) of the Code or any other statute of similar import and that will comply with any applicable provisions of the Act regulating the allocation of assets upon termination of plans such as the Plan. The Master Trustee, in such case, reserves the right to seek a judicial and administrative determination as to the proper method of distribution of the Fund upon termination of this Agreement.

15.5 Termination on Corporate Dissolution. If a Company ceases to exist as a result of liquidation, dissolution or acquisition in some manner, the Fund shall be distributed as provided above upon termination of a Plan unless a successor company elects to continue the Plan and this Agreement.

                                   SECTION 16

                            Merger or Consolidation

16.1 Merger or Consolidation of Master Trustee. Any corporation, or national association, into which the Master Trustee may be merged or with which it may be consolidated, or any corporation, or national association, resulting from any merger or consolidation to which the Master Trustee is a party, or any corporation, or national association, succeeding to the trust business of the Master Trustee, shall become the successor of the Master Trustee hereunder, without the execution or filing of any instrument of the performance of any further act on the part of the parties hereto.

16.2 Merger or Consolidation of Corporation. Any corporation into which the Corporation may be merged or with which it may be consolidated, or any corporation succeeding to all or a substantial part of the business interests of the Corporation may become the Corporation hereunder by expressly adopting and agreeing to be bound by the terms and conditions of the Plan and this Agreement and so notifying the Master Trustee to such effect by submission to the Master Trustee of an appropriate written document.

16.3 Merger or Consolidation of Plan. In the event that the Named Fiduciary or the Corporation authorizes and directs that the assets of another plan be merged or consolidated with or transferred to a Plan participating in this Trust, the Master Trustee shall take no action with regard to such merger, consolidation or transfer until it has been notified in writing that each participant covered under the plan the assets of which are to be merged, consolidated or transferred will immediately after such merger, consolidation or transfer be entitled to a benefit either equal to or then greater than the benefit he would have been entitled to had the Plan been terminated.

                                   SECTION 17

                              Acceptance of Trust

17.1 Acceptance by Master Trustee. The Master Trustee accepts the Trust created hereunder and agrees to be bound by all the terms of this Agreement.

                                   SECTION 18

                            Non-alienation of Trust

18.1 Trust not Subject to Assignment or Alienation. Except as heretofore provided, no company, participant or beneficiary of the Plans to which the Trust applies shall have any interest in or right to the assets of this Trust, and to the full extent of all applicable laws, the assets of this Trust shall not be subject to any form of attachment, garnishment, sequestration or other actions of collection afforded creditors of the Companies, participants or beneficiaries. The Master Trustee shall not recognize any assignment or alienation of benefits unless, and then only to the extent, written notices are received from the Administrator for the Plan.

18.2 Plans' Interest in Trust not Assignable. The equity or interest of any participating Plan in the Fund shall not be assignable.

                                   SECTION 19

                                 Governing Law

19.1 Governing Law. This Agreement shall be construed and enforced, to the extent possible, according to the laws of the Commonwealth of Pennsylvania, and all provisions hereof shall be administered according to the laws of said Commonwealth and any federal laws, regulations or rules which may from time to time be applicable. In case of any conflict between the provisions of the Plans and this Agreement, the provisions of this Agreement shall govern.

                                   SECTION 20

                          Parties to Court Proceedings

20.1 Only Corporation and Master Trustee Necessary. To the extent permitted by law, only the Master Trustee and the Corporation shall be necessary parties in any application to the courts for an interpretation of this Agreement or for an accounting by the Master Trustee, and no participant under any Plan or other person having an interest in the Fund shall be entitled to any notice or service of process. Any final judgment entered in such an action or proceeding shall, to the extent permitted by law, be conclusive upon all persons claiming under this Agreement or any Plan.

                                   SECTION 21

                          Subsidiaries and Affiliates

21.1 Adoption of Master Trust by Subsidiaries and Affiliates. Any Company which is a subsidiary of the Corporation or which may be affiliated with the Corporation in any way and which is now or may hereafter be organized under the laws of the United States of America, or of any State or Territory thereof, with the approval of the Corporation, by resolution of its own Board of Directors, may adopt this Agreement, if such subsidiary or affiliate shall have adopted one or more Plans qualified under section 401(a) of the Code. If any such subsidiary or affiliate so adopts this Agreement, this Agreement shall establish the trust for such Plans as are specified by such subsidiary or affiliate and shall constitute a continuation, amendment and restatement of any prior trust for any such Plans. Furthermore, the assets of any such Plans may be commingled with the assets of other Plans held in the Fund pursuant to
Section 2.7 hereof. However, the assets of any Plan so held in the Fund shall not be subject to any claim arising under any other Plan, the assets of which are commingled therewith by the Master Trustee for investment purposes, and under no circumstances shall any of the assets of one Plan be available to provide the benefits under another Plan. A separate trust shall be deemed to have been created with respect to each Plan of such subsidiary or affiliate.

21.2 Segregation from Further Participation. Any Company may, at any time, with the consent of the Corporation, segregate a Plan's trust from further participation in this Agreement. In such event, such subsidiary or affiliate shall file with the Master Trustee a document evidencing the Company's segregation of its Plan from the Fund and its continuance of a separate trust in accordance with the provisions of this Agreement as though such subsidiary or affiliate were the sole creator thereof. In such event, the Master Trustee shall deliver to itself as Master Trustee of such separate trust such share of the Fund as may be determined by the Master Trustee to constitute the appropriate share of the Fund, as confirmed by the Company, then held in respect of the participating employees of such subsidiary or affiliate. Such subsidiary or affiliate may thereafter exercise, in respect of such separate trust, all of the rights and powers reserved to the Corporation under the provisions of this Agreement. The equitable share of any Plan participating in the Fund shall be immediately segregated and withdrawn from the Fund if the Plan ceases to be qualified under section 401(a) of the Code and the Corporation shall promptly notify the Master Trustee of any determination by the Internal Revenue Service that any such Plan has ceased to be so qualified.

21.3 Segregation of Assets Allocable to Specific Employees. An Administrator may at any time direct the Master Trustee to segregate and withdraw the equitable share of any such Plan, or that portion of such equitable share as may be certified to the Master Trustee by the Administrator as allocable to any specified group or groups of employees or beneficiaries. Whenever segregation is required, the Master Trustee shall withdraw from the Fund such assets as it shall in its absolute discretion deem to be equal in value to the equitable share to be segregated. Such withdrawal from the Fund shall be in cash or in any property held in such Fund, or in a combination of both, in the absolute discretion of the Master Trustee. The Master Trustee shall thereafter hold the assets so withdrawn as a separate trust fund in accordance with the provisions of this Agreement, which shall be construed in respect of such assets as if the employer maintaining such Plan (determined without regard to whether any subsidiaries or affiliates of such employer have joined in such Plan) has been named as the Corporation hereunder. Such segregation shall not preclude later readmission to the Fund.

                                   SECTION 22

                                  Counterparts

22.1 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

                    (Rest of page left blank intentionally.)

         IN WITNESS WHEREOF, the parties hereto, each intending to be legally bound hereby, have hereunto set their hands and seals as of the day and year first above written.


                                         A.H. BELO CORPORATION



                                         By: /s/ MICHAEL MCCARTHY
                                         Name:  Michael McCarthy
                                         Title: Senior Vice President,
                                                  General Counsel



                                         MELLON BANK, N.A.



                                         By: /s/ ROBERT T. BORZA
                                         Name:  Robert T. Borza
                                         Title: Vice President

                                  EXHIBIT "A"

                           G.B. Dealey Pension Trust

                                  EXHIBIT "B"

                      G.B. Dealey Retirement Pension Plan